THIS  DOCUMENT IS A COPY OF THE EXHIBIT 10.17 FILED  ON  FEBRUARY
14, 1994 PURSUANT TO A RULE 201.

                         EXHIBIT 10.17


                   MANAGEMENT SECURITY PLAN

                              OF

                  ORANGE-CO OF FLORIDA, INC.

                  ORANGE-CO OF FLORIDA, INC.

                       TABLE OF CONTENTS



  Article   Subject                                 Page


     1    Definitions                                 1

     2    Eligibility and Membership                  2

     3    Retirement Benefit and Benefit Upon
          Separation from Service                     2

     4    Death Benefit                               3

     5    Beneficiary                                 5

     6    Leave of Absence                            5

     7    Employer Liability                          5

     8    Termination of Employment                   6

     9    Termination of Participation                6

     10   Termination, Amendment, Modification,
          or Supplement of Plan                       7

     11   Other Benefits and Agreements               7

     12   Restrictions on Alienation of Benefits      7

     13   Administration of the Plan                  7

     14   Miscellaneous                               9

     15   Adoption of Plan by Subsidiary,
          Affiliated or Associated Companies          9

          Plan Agreement I-1

                    MANAGEMENT SECURITY PLAN

                               OF

                   ORANGE-CO OF FLORIDA, INC.


                   Purpose and Effective Date

The purpose of this Plan is to provide specified benefits to a select group of Management and highly compensated employees who contribute materially to the continued growth, development and future business success of Orange-co of Florida, Inc. The effective date of this Plan is October 1, 1993.

                            Article 1

                           Definitions

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.0  "Company" shall mean Orange-co of Florida, Inc..

1.1  "Beneficiary" shall mean the person or persons, or  the estate  of  a  Participant,  entitled  to  receive  any
     benefits   under  this  Plan  upon  the  death   of   a
     Participant.

1.2  "Committee"  shall  mean  the Administrative  Committee
     appointed  to  manage  and  administer  the   Plan   in
     accordance with the provisions of Article 13 of this Plan.

1.3 "Employee" shall mean any person who is in the regular full time employment of the Company or one of its subsidiaries as determined by the personnel rules and practices of the Company or the subsidiary. The term does not include persons who are retained as consultants or other independent contractors.

1.4 "Employer" shall mean the Company and any subsidiary having one or more Employees who are eligible to participate in the Plan and have been selected by the Committee to participate. Where the context dictates, the term "Employer" as used herein refers to the particular Employer which has entered into a Plan Agreement with a specific Participant.

1.5 "Covered Salary" shall mean that portion of a Participant's base annual salary excluding bonuses or other fringe benefits, if any, which the Participant chooses as a basis for computation of the Retirement or Death Benefit pursuant to the terms and conditions of this Plan.

1.6 "Participant" shall mean an Employee who is selected and elects to participate in the Plan as provided in
     Article 2 hereof.

1.7 "Plan" shall mean the Management Security Plan of the Employer which shall be evidenced by this instrument and by each Plan Agreement.

1.8  "Plan   Agreement"  shall  mean  the  form  of  written
     agreement, attached
     hereto as Annex I, which is entered
     into from time to time by and between an Employer and a Participant.

1.9 "Retirement" and "Retire" shall mean severance from employment with the Employer at or after the attainment of sixty-five (65) years of age.

1.10 "Normal Retirement Date" shall be the first day of the month following the month in which the Participant attains his or her sixty-fifth (65th) birthday.

                            Article 2

                   Eligibility and Membership

2.0  The  Committee  shall  have  the  sole  discretion   to
     determine  the  Employees who are  eligible  to  become
     Participants in accordance with the purpose of the Plan.

2.1 As a condition of participation, each Participant so selected shall complete, execute and return to the Committee a Plan Agreement in the form attached hereto as Annex I and comply with such further conditions as may be established by and in the sole discretion of the Committee.

                            Article 3

               Retirement Benefit and Benefit Upon
                     Separation from Service

3.0 If a Participant who has remained an employee until age sixty-five (65) retires, and if the Plan and Plan Agreement have been kept in force, the Employer will pay or cause to be paid to such Participant the amount per month specified in the Plan Agreement as a Retirement Benefit. Such monthly payments shall commence on the Normal Retirement Date and continue for a total of one hundred and eighty (180) months.

3.1  A   Participant  who  continues  employment  after  age
     sixty-five (65) may remain a Participant in the Plan with the consent of the Employer.

3.2 If a Participant who is receiving Retirement Benefits shall die after retirement but before the applicable Retirement Benefit is paid in full, the unpaid Retirement Benefit payments to which such Participant is entitled shall continue and be paid to that Participant's Beneficiary. Such payments shall be made in accordance with the payment schedule applicable to that Participant pursuant to Sections 3.0 or 3.1 of the Plan.

3.3 No Death Benefit as defined in Article 4 shall be paid to the Beneficiary of a Participant who dies after Retirement but before the Retirement Benefit is paid in full.

3.4 A Participant who ceases to be an Employee before completion of one (1) continuous full year of participation in the Plan except as a result of death, retirement or total disability within the meaning of
     Article 4 shall not be entitled to any benefits and the Employer shall have no obligation to such Participant.

3.5 A Participant who ceases to be an Employee after the completion of one (1) full year of participation in the Plan, but before Participant's Early Retirement Date, shall receive a portion of his or her monthly Retirement Benefit upon the earlier of (i)
     Participant's death or (ii) attainment of age sixty-five (65). Said portion shall be the monthly amount of the Retirement Benefit set forth in Participant's Plan Agreement multiplied by a fraction, the numerator of which is the number of whole years said Employee has been a Participant in the Plan and the denominator of which is the number of whole years between such Participant's age at entry into the Plan and Participant's sixty-fifth (65th) birthday. If increased amounts of participation have been added since initial entry into this, successor, or predecessor Plans, the reduced monthly Retirement Benefit shall be determined by reducing each increment of participation in accordance with the formula. The resulting reduced monthly amount payable for one hundred and eighty (180) months shall be the only benefit to which such Participant shall be entitled.

3.6 If a Participant elects to continue employment beyond age 65, the Committee, and only the Committee, will specify the amount of Participant's Retirement Benefit, which shall be evidenced by a new Plan Agreement to be executed by the Participant.

                            Article 4

                          Death Benefit

4.0 If a Participant dies before Retirement and the Plan is in effect at the time, the Employer will pay or cause to be paid a Death Benefit to such Participant's Beneficiary. The said Death Benefit shall be the full amount or one hundred percent (100%) of the Employee's Covered Salary as set forth in the Plan Agreement for the first twelve (12) months after such death and fifty percent (50%) of the said Employee's Covered Salary for the next one hundred and eight (108) months or until the Participant would have attained age sixty-five (65) whichever is later. Such payments shall commence effective the first day of the month following the date of death.

4.1 The obligation of the Employer to pay the Death Benefit shall exist only if

     (a)  at  the time of death the Participant was  an
          Employee,   totally  disabled,   or   on   an
          authorized leave of absence,

     (b)  the Participant made all payments required by
          Article  4  unless  any unpaid  amounts  were
          being waived as a result of disability,

     (c) the Plan Agreement had been kept in force until the time of death,

     (d) the Participant's death was not a result of suicide within two years after the date of the original Plan Agreement, or within two years of the date of any subsequent Plan
          Agreement which is the result of additional benefits granted because of an increase in Employee's Covered Salary, but the amount of the Death Benefit which the Employer shall not be obligated to pay shall be limited to benefits granted within two years prior to the date of such suicide,

     (e)  the Participant's death was determined not to
          be  from  a bodily or mental cause or causes,
          the information about which was withheld,  or
          knowingly  concealed, or falsely provided  by
          the   Participant,  when  requested  by   the
          Employer  to furnish evidence of good  health
          upon  the  Participant's  enrolling  in   the
          Management Security Plan for any increments of the Employee's Covered Salary, and

     (f) proof of death in such form as determined acceptable by the Committee is furnished.

4.2 Each Participant may be required to pay periodically to the Employer a portion of the cost of Death Benefit protection. The amount and time of such payment shall be stated in the Plan Agreement and is dependent upon the amount of the benefits therein specified, the Participant's age and Covered Salary.

4.3 The amount to be paid by a Participant may be increased by the Committee to reflect increases in the Employee's
     Covered Salary.

4.4 Any increases in the Employee's Covered Salary and amounts to be paid as a result thereof shall be evidenced by the Plan Agreement.

4.5 The Participant's obligation to make the aforesaid payments shall

     (a)  be stated in the Plan Agreement,

     (b)  commence  on the date specified in  the  Plan
          Agreement, and

     (c)  continue  thereafter  during  the   term   of
          participation except as otherwise provided in
          Article  4  until  the  Participant's  death,
          retirement,  other termination of  employment
          or  no  longer  required  by  the  Committee,
          whichever  first  occurs; provided,  however,
          that  if  a  Participant's retirement  occurs
          prior  to  such Participant having  made  one
          hundred  twenty (120) monthly payments,  such
          Participant  shall nevertheless  be  required
          (except  as otherwise provided in Article  4)
          to  continue to make such payments until  the
          earlier  of (i) Participant's death  or  (ii)
          the   such  one  hundred  twentieth   (120th)
          monthly  payment shall have  been  made.   If
          increased amounts of participation have  been
          added   since   initial  entry   into   this,
          successor,   or   predecessor   Plans,    the
          aforementioned  monthly  payments  associated
          with  each  increased amount of participation
          shall  be  continued  for  the  required  one
          hundred  and  twenty month  period  beginning
          with   the   effective  date  of  each   such
          increase.

4.6 A Participant may, with the consent of his or her Employer, increase or decrease the amount of the benefits initially selected by him or her, which increase or decrease shall be reflected in the Plan Agreement in accordance with the rules adopted by the Committee for this purpose.

4.7  Payments by a Participant pursuant to Article 4 and the Plan
     Agreement shall be made in the following manner and subject to the following terms and conditions:

     (a) A Participant shall authorize the Employer in the Plan Agreement to deduct and retain a monthly payment from the Participant's salary equal to the amount of the Participant's contribution.

     (b) The amount retained by the Employer shall be and become the property of that Employer without obligation to use the same in any specific manner and with no right of the Participant to reimbursement at any time.

     (c)  A  Participant  who, prior to retirement,  is
          totally  disabled  for more  than  three  (3)
          months  shall  not be required  to  make  any
          payments  as provided in Article  4  of  this
          Plan   beginning   with  the   fourth   month
          following the date such total disability occurs until the earlier of Participant's attaining age sixty-five (65) or until such disability no longer exists.

     (d) The Employer will be obligated to waive payments of a totally disabled Participant only if

          (i) the Participant's disability was not caused by illegal or criminal acts of the Participant or was not intentionally self-inflicted, and

         (ii) the Participant has made all payments required by the Plan and Plan Agreement, and

        (iii)  the  Participant's  Plan  Agreement was in force.

If all provisions of Article 4 are met, the Employer will be obligated to waive payments of a totally disabled Participant on authorized leave of absence at the time such disability occurred until the earlier of Participant's attaining age sixty-five (65) or until such disability no longer exists.

     (e) If a Participant dies prior to Retirement while payments are being waived, the Death
          Benefit provided in Article 4.0 shall be paid in accordance with the provisions of that Article.

     (f)  The  determination of what constitutes  total
          disability   and  the  removal  thereof   for
          purposes of this Article shall be made by the Committee, in its sole discretion, and such determination shall be conclusive.

                            Article 5

                           Beneficiary

5.0 A Participant shall designate his or her Beneficiary to receive benefits under the Plan by completing the Beneficiary Designation. If more than one Beneficiary is named, the shares and preference of each shall be indicated.

5.1 A Participant shall have the right to change the Beneficiary by submitting to the Committee a new
     Beneficiary Designation in the form prescribed by the Committee.

5.2 No Beneficiary Designation shall be effective until acknowledged in writing by the Employer; however, upon the Employer's acknowledgement of approval, the effective date of the Beneficiary Designation shall be the date it was executed by the Participant.

5.3  If  the  Employer  has  any  doubt  as  to  the  proper
     Beneficiary to receive payments pursuant to this Plan, it shall have the right to withhold such payments until the matter is finally adjudicated.

5.4 Any payment made by the Employer in accordance with this Plan and a Participant's Beneficiary Designation shall fully discharge the Employer from all further obligations with respect to such payment.

                            Article 6

                        Leave of Absence

6.0 If a Participant is authorized by the Employer for any reason to take a leave of absence from employment, such Participant shall be required to continue to make all monthly payments in order to maintain the Plan Agreement in force except as provided in Article 4.7(c) and 4.7(d).

6.1 Failure to make any such payment shall cause a Plan Agreement to terminate without the necessity of any notice from either party to the other. From and after such termination, neither party shall have any further obligation to the other party under the Plan or Plan Agreement.

                            Article 7

                       Employer Liability

7.0 Amounts payable to a Participant shall be paid from the general assets of the Employer exclusively.

7.1 No person entitled to any payment shall have any claim, right, security or other interest in any asset of the Employer.

7.2 The Employer's liability for the payment of benefits shall be evidenced only by this Plan and each Plan
     Agreement entered into between the Employer and a Participant.

7.3  The  Employer  shall require that an  Employee  satisfy
     evidence  of  good  health  when  enrolling   for   any
     increment  of  the  Employee's  Covered  Salary.    The
     Employee agrees to cooperate by:

     (a)  furnishing  such information as the  Employer
          may  require,  including but not  limited  to
          reports  of  physical  examinations  of   any
          previous employer,

     (b) taking such additional physical examinations as may be requested by the Employer, and

     (c) doing any other act which may be requested by the Employer.

7.4 If the Employee does not cooperate in the completion of such requirements, the Employer shall have no further obligation to Employee under the Plan except as to any benefits previously granted.

7.5 The Employer shall have no obligation of any nature whatsoever to a Participant under the Plan and Plan Agreement, except as otherwise especially provided in the Plan, if the Participant's death was determined to be from a bodily or mental cause or causes, the information about which was withheld, or knowingly concealed, or falsely provided by the Participant, when requested by the Employer to furnish evidence of good health upon the Participant's enrolling in the Management Security Plan for any increments of the Employee's Covered Salary.

                            Article 8

                    Termination of Employment

Neither the Plan nor Plan Agreement, either singly or collectively, obligates the Employer to continue the employment of a Participant or limits the right of the Employer at any time and for any reason to terminate a Participant's employment. Termination of a Participant's employment with the Employer for any reason, whether by action of the Employer or Participant, shall immediately terminate Participant's participation in the Plan and Plan Agreement and all further obligations of either party to the other, except as may be provided in Section 3.5. In no event shall the Plan or the Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Employer and a Participant.

                            Article 9

                  Termination of Participation

9.0 A Participant may terminate participation in the Plan and Plan Agreement at any time by giving the Employer written notice of such termination not less than 30 days prior to the anniversary date of the date of execution of the most recently executed Plan Agreement attached as Annex 1.

9.1 Participants who elect to terminate participation in the Plan and Plan Agreement after one (1) full year of participation but before eligibility for Retirement will be entitled to the same benefits as a Participant who ceases to be an Employee as described in Section
     3.5. Such Participants will not be entitled to a Death Benefit defined in Section 4.0.

                           Article 10

   Termination, Amendment, Modification or Supplement of Plan

10.0 The Employer reserves the right to terminate this Plan.

10.1 The Employer reserves the right to totally or partially amend, modify or supplement this Plan at any time.

10.2 The  Employer reserves the right to terminate the  Plan
     Agreement of any Employee.

10.3 The right to terminate, amend, modify or supplement the Plan or terminate any Plan Agreement shall be exercised for the Employer by the Committee.

10.4 No action to terminate, amend, modify or supplement the Plan or terminate any Plan Agreement shall be taken except upon written notice to each Participant to be affected thereby not less than 30 days prior to such action.

10.5 The Committee shall take no action to terminate the Plan or a Plan Agreement with respect to a Participant or Participant's Beneficiary after entitlement to any benefits pursuant to Article 3 or Article 4 of this Plan has occurred.

10.6 Upon the termination of this Plan or any Plan Agreement by either the Committee or a Participant in accordance with any provisions for such termination, neither the Plan nor the Plan Agreement shall be of any further force and effect and no party shall have any further obligation under either this Plan or Plan Agreement so terminated, except as may be provided for in Section
     3.5 hereof.

                           Article 11

                  Other Benefits and Agreements

The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Employer and the Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided. Benefits under the Plan shall not be considered compensation for the purpose of computing contributions or benefits under any plan maintained by the Employer which is qualified under Section 401(a) and 501(a), Internal Revenue Code of 1954, as amended.

                           Article 12

             Restrictions on Alienation of Benefits

No right or benefit under the Plan or a Plan Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or change, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or change the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contract, liabilities, or torts of the person entitled to such benefit.

                           Article 13

                   Administration of the Plan

13.0 The general administration of this Plan, as well as construction and interpretation thereof, shall be vested in the Committee, the number of members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of, the Board of Directors of the Employer. Any member of the Committee may resign by notice in writing filed with the Secretary of the Committee. Vacancies shall be filled promptly by the Board of Directors of the Employer, but any vacancies remaining unfilled for ninety days may be filled by a majority vote of the remaining members of the Committee. Each person appointed a member of the Committee shall signify acceptance by filing a written acceptance with the Secretary of the Committee.

13.1 The Board of Directors shall designate one of the members of the Committee as Chairman and shall appoint a Secretary who need not be a member of the Committee. The Secretary shall keep minutes of the proceedings of the Committee and all data, records and documents relating to the administration of the Plan by the Committee. The Committee may appoint from its number such subcommittees with such powers as the Committee shall determine and may authorize one or more members of the Committee or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

13.2 All resolutions or other actions taken by the Committee shall be by the vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members in office at the time if they act without a meeting.

13.3 Subject to the Plan, the Committee shall from time to time establish rules, forms and procedures for the administration of the Plan. Except as otherwise herein expressly provided, the Committee shall have the exclusive right to interpret the Plan and to decide any and all matters arising thereunder or in connection with the administration of the Plan. The Committee shall have the exclusive right to determine (a) disability in respect to a Participant, and (b) the degree thereof, either or both determinations to be made on the basis of such medical and/or other evidence as the Committee, in its sole judgment, may require. Such decisions, actions and records of the Committee shall be conclusive and binding upon the Employers and all persons having or claiming to have any right or interest in or under the Plan.

13.4 The members of the Committee and the officers and directors of the Employers shall be entitled to rely on all certificates and reports made by any duly appointed accountants and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Employer.

13.5 No member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission on his or her own part, excepting his or her own willful misconduct. The Employer shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee, excepting only expenses and liabilities arising out of his or her own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled as a matter of law or otherwise.

13.6 In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify under the Plan the amount and kind of benefits from time to time payable to Participants and their Beneficiaries and to authorize all disbursements for such purposes.

13.7 To  enable the Committee to perform its functions,  the
     Employer  shall
     supply full and timely information  to
     the Committee on all matters relating to the compensation of all Participants, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

13.8 The Committee shall also have the power, in its sole discretion, to change the manner and time of payments to be made to a Participant or Participant's Beneficiary from that set forth in the Participant's
     Plan   Agreement,  if  requested  to  do  so  by   such
     Participant or Beneficiary.

                           Article 14

                          Miscellaneous

14.0 Any notice which shall or may be given under the Plan or a Plan Agreement shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Employer, such notice shall be addressed to the Employer at

                   Orange-co of Florida, Inc.
                   2020 U. S. Highway 17 South
                     Bartow, Florida  33830

     marked  for  the  attention of the Secretary, Administrative
     Committee,  Management Security Plan; or,  if  notice  to  a
     Participant,  addressed  to  the  address  shown   on   such
     Participant's Plan Agreement.

14.1 Any party may change the address to which notices shall be mailed from time to time by giving written notice of such new address.

14.2 The  Plan  shall be binding upon the Employer  and  its
     respective   successors  or   assigns,   and   upon   a
     Participant, Participant's Beneficiary, assigns, heirs, executors and administrators.

14.3 The Plan and Plan Agreement shall be governed by and construed under the laws of the State of Florida, as in effect at the time of their adoptions and execution, respectively.

14.4 Masculine pronouns wherever used shall include feminine pronouns and the singular shall include the plural.

                           Article 15

                 Adoption of Plan by Subsidiary,
               Affiliated or Associated Employers

Any corporation which is a subsidiary of the Employer may, with the approval of the Committee, adopt this Plan and thereby come within the definition of Employer stated in Article 1 hereof.


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